Pinnacle Value Fund (PVFIX) Summary Prospectus                             May 1, 2023

Before you invest, you may want to review the Fund’s prospectus which contains more information about the Fund and its risks. You may find the Fund’s prospectus and other information about the Fund online at www.pinnaclevaluefund.com. You may also get this information at no cost by calling 877-369-3705 x115 or by sending an email request to lsnyder@mss.com. The current prospectus and statement of additional information, dated May 1, 2023 are incorporated by reference into this summary prospectus.

Investment Objective

Long term capital appreciation with income as a secondary objective.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold Fund shares.  Shares purchased through a financial intermediary may also incur fees and expenses that are not reflected in the table and examples below.

Shareholder fees (fees paid directly from your investment)

Sales load imposed on purchases                                                                                  None

Sales load imposed on reinvested dividends or capital gains                                       None

Redemption fee: For shares held at least one year (1)                                                  None

                            For shares held less than one year                                                   1.00%

Annual fund operating expenses (expenses deducted from fund assets)

Advisory fee                                                                                                                1.25%

Distribution (12b-1) fee                                                                                              None

Other expenses                                                                                                             0.35

Acquired fund fees & expenses (1)                                                                             0.08

Total annual Fund operating expenses                                                                        1.68%

Fee Waiver and/or Expense Reimbursement (2)                                                          (.36)

Annual Fund Operating Expenses after fee waiver and/or expense reimbursement   1.32%

(1) Acquired fund fees & expenses are indirect costs of investing in other funds. Total annual operating expenses will not correlate to expense ratio in Fund financial statements which include only direct operating costs, not indirect costs of owning other funds.

(2) Advisor has contractually agreed to waive fees and/or reimburse expenses to extent necessary to maintain Fund net operating expenses, excluding acquired fund fees & expenses and extraordinary expenses at or below 1.24% to April 30, 2024.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example assumes your investment returns 5% each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$137	$426	$737	$1,619

Portfolio Turnover

The Fund pays transaction costs such as commissions, when it buys or sells securities (or “turns over” its portfolio). A high turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs which are not reflected in annual fund operating expenses or in the example affect the Fund’s performance. For 2022, Fund turnover was 39.7 % of the average portfolio value.

Principal Investment Strategies

The Fund invests primarily in publicly traded equity securities of companies including common and preferred stocks, convertible securities, rights, warrants and other securities.  The Fund will invest in a diversified portfolio of securities issued primarily by small and micro-cap (generally less than $2 billion at time of investment) domestic companies which the advisor believes are trading at significant discounts to underlying earnings power or asset values. The Fund emphasizes a “value” style of investing and will focus on underlying company/industry fundamentals in addition to macro factors like the direction of interest rates, government fiscal/monetary policies and geo-political events.

Intense due diligence will be employed by the advisor to assess company prospects via rigorous quantitative and qualitative analysis. This may include speaking with management, customers, competitors, vendors, Wall Street analysts, industry specialists and others to assess strategic, financial and operating priorities. Advisor will target companies with strong balance sheets, capable management, attractive business niches, ownership of valuable franchises or trade names, sound accounting practices and large insider ownership. Ideally, the securities of such companies will trade at low price-to-earnings (P/E), price-to-cash flow (P/CF) and price-to-book (P/B) multiples.

The Fund will often seek catalysts which may accelerate the realization of significant gains in earnings and net worth. These may include a new management team, new products or distribution channels, cost reduction initiatives, an active acquisition or divestiture program, investments in new technologies, share repurchases, asset sales, the presence of an activist investor or a cyclical rebound in earnings.

The Fund employs a disciplined trading strategy. Limit orders will generally be used when buying or selling securities. In purchasing shares, the Fund will attempt to build its position over time without moving prices. It will gradually scale into a position while becoming more comfortable with management, company prospects and the way the security trades. Accumulating a full position may take months. The Fund will sell securities when they become fully valued or if company fundamentals deteriorate.

If suitable purchase candidates cannot be found or in response to adverse market conditions the Fund may purchase money market funds or cash equivalents. If the Fund acquires money market funds, shareholders will be subject to duplicate advisory fees and the Fund may not achieve its investment objectives during a rising market.  Historically, the Fund has held high levels of cash equivalents because of the advisor’s risk adverse approach, conditions that advisor believes represent historically high stock market valuations and a dearth of acceptable investment ideas.

Principal Investment Risks

General Risk.  There is no assurance the Fund will meet its investment objective.  Investors may lose money by investing in the Fund. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Stock market risk.  Common stocks or securities convertible into common stocks are more volatile than other investments such as debt securities. A stock market decline may lead to declines in individual securities or market segments. The Fund may experience a substantial or complete loss on an individual security.

Value style risk.  The value approach carries the risk that securities chosen may remain undervalued . The market may not recognize a company’s true intrinsic value for a long time or a company judged to be undervalued may be appropriately priced. Value stocks as a group may be out of favor while the market focuses on growth stocks.

Small & micro-cap company risk.  Investing in small company securities involves special risks as they have more limited resources and are more vulnerable to economic downturns. Share prices are more volatile than those of large companies and are more likely to be adversely affected by poor market conditions.

Liquidity risk.  The Fund may invest in thinly traded securities that, while publicly traded on exchange or over the counter, are not well known to the general public, have limited float or lack significant institutional interest making it hard to sell portfolio positions at an optimal time or price. The Fund is inappropriate for market timers/traders.

Portfolio strategy risk.  Fund success will in part be determined by the Advisor’s skill at choosing appropriate investments and executing portfolio strategy effectively.

Investment Results

The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance year to year and how the Fund’s average annual returns for 1, 5 and 10 years compare with the Russell 2000 Index. Past results (before and after taxes) are not predictive of future performance. Updated information on the Fund’s results may be found at www.pinnaclevaluefund.com.

Calendar year total returns

2022       1.1%

2021      14.3

2020        3.4

2019      10.7

2018     -11.8

2017       -0.1

2016      16.5

2015      -6.0

2014       4.8

2013     16.6%

Highest Performance Quarter (4Q 2020)  15.7%

Lowest Performance Quarter  (1Q 2020)  (23.3)%

Average annual total returns for the years ended Dec. 31, 2022

	1 year	5 years	10 years
Return before taxes	1.1%	3.2%	4.6%
Return after taxes on distributions (1)	-1.3	1.9	3.1
Return after taxes on distributions and sale of fund shares (1)	2.1	2.2	3.4
Russell 2000 Index (2)	-20.6%	4.1%	9.2%

(1)

After tax returns are calculated using the highest individual federal income tax rates in effect and do not reflect state & local taxes. Your actual after tax returns depend on your individual tax status and may differ from the results shown above. After tax returns are not relevant to investors who hold Fund shares in tax deferred accounts like IRAs.

(2) Although you cannot invest directly in an index, investments in ETFs or funds that attempt to mirror an index performance may incur fees and taxes that may cause investment performance to differ from the underlying index performance.

Portfolio Management

Investment Advisor-  Bertolet Capital LLC

Portfolio Manager- John E. Deysher, CFA has had primary responsibility for the management of the Fund since inception on April 1, 2003.

Purchase and Sale of Fund Shares

Purchase minimums:

To establish an account:  $2,500     ($1,500 for IRAs)

To add to an account:         $100      (including IRAs)

You may purchase or redeem shares on any business day the NYSE is open by writing to the Pinnacle Value Fund at 8000 Town Centre Dr.- 400, Broadview Heights , OH  44147 or calling 877-369-3705 x 115 if you elected the telephone redemption option upon opening your account. You may also redeem shares held by a financial intermediary by contacting them directly. Regardless of where your shares are held, you will be charged a 1% redemption fee for all shares redeemed within one year of purchase. Proceeds transferred electronically will incur a wire transfer fee paid by you.

Tax Information

Distributions of net investment income and net capital gains (if any) are normally made at yearend and may be subject to federal, state & local taxes if held in taxable accounts.

Payments to broker-dealers and other financial intermediaries

Fund does not pay financial intermediaries for sales of Fund shares or related services.